                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- MAY 9, 2008*

RiverSource Partners Small Cap Value Fund       (July 30, 2007) S-6239-99 K

Franklin Portfolio Associates LLC will continue to provide services to the Fund through June 6, 2008.

Effective June 6, 2008, the "Principal Investment Strategies" section has been revised as follows:

Under normal market conditions, at least 80% of the Fund's net assets are invested in small cap companies. For these purposes, small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000(R) Value Index. At March 31, 2008, the range of the Russell 2000 Value Index was between $25 million and $5.7 billion. The Fund may invest up to 25% of its net assets in foreign investments. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's subadvisers, Donald Smith & Co., Inc. (Donald Smith), Federated MDTA, LLC, an indirect subsidiary of Federated Investors, Inc. (MDTA), Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) and Metropolitan West Capital Management, LLC (MetWest Capital) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each of the Subadvisers employs an active investment strategy that focuses on small-cap companies in an attempt to take advantage of what are believed to be undervalued securities.

In selecting investments for the Fund, each of the Subadvisers looks for well-capitalized small companies that it believes are undervalued. Although this strategy seeks to identify companies with market capitalizations in the range of the Russell 2000 Value Index, the Fund may hold or buy stock in a company that is not included in the Russell 2000 Value Index.

BARROW, HANLEY

Barrow, Hanley uses a value-added proprietary research process to select small capitalization, low-expectation stocks. This process is directed toward the discovery of companies in which the value of the underlying business is significantly greater than the market price. This difference in the valuation is referred to as a "value gap." The value gap is typically indicated by below average P/E ratios (on normalized earnings), above average free cash flow yields, as well as better than market levels of internal growth and return on capital.

Barrow, Hanley screens the universe of roughly 1,600 companies that possess characteristics desired by Barrow, Hanley. The result is a "Prospect List" of approximately 150 companies on which the Barrow, Hanley small cap team undertakes fundamental analysis. Firsthand fundamental research is the foundation of Barrow, Hanley's qualitative analysis. The assumptions and forecasts developed by Barrow, Hanley are installed in two real-time models used to ensure consistency and discipline in the investment process -- the Cash Flow Yield Model and the Relative Return Model. Stocks that appear undervalued on both models are candidates for purchase. New investment candidates are evaluated against existing holdings and those holdings with the smallest remaining value gap are considered for sale. Barrow, Hanley will construct its portion of the Fund's portfolio from the bottom up, one security at a time. Portfolio holdings will average approximately 35 stocks with an average weighting of 3% to 5%.

DONALD SMITH

Donald Smith employs a strict bottom-up approach that seeks to invest in stocks of out-of-favor companies selling below tangible book value. Donald Smith looks for companies in the bottom decile of price-to-tangible book value ratios and with a positive outlook for earnings potential over the next 2-4 years. Donald Smith screens about 10,000 companies from various databases. Those companies that meet the criteria are added to the proprietary Watch List, which contains a list of 300 names of low price/tangible book value stocks. From this Watch List, Donald Smith chooses the most attractive 30-50 names after completing its in-depth research.

Donald Smith generally will sell a stock when it appreciates rapidly, if a better idea is found, or if fundamentals deteriorate.

MDTA

MDTA uses a proprietary quantitative approach based on a bottom-up process to stock selection. Companies are scored using five variables that allow the model to assess profit trends, company valuations and risk. The five stock selection variables are:

- earnings estimate momentum (a measure of the trend in analyst expectations);

- long-term growth rate;

- earnings to price;

- tangible book to price; and

- share buyback/issuance.

MDTA's proprietary quantitative approach determines the best portfolio by maximizing the overall stock selection score subject to diversification constraints. The model then generates trades that represent the difference between the best portfolio and the current portfolio. Stock selection scores take account of trading costs. Trades are generated only to the extent they are expected to be profitable on an after-trading cost basis.

MDTA's quantitative process also drives sell discipline. Those companies that provide more potential return, after considering the cost to trade and diversification constraints, will replace existing portfolio holdings.

METWEST CAPITAL

MetWest Capital analyzes high-quality businesses with objective, fundamental research and a global perspective. It invests in small capitalization companies it believes are selling below fair value and possess clear catalysts to help realize full value within a defined time frame, typically two to three years. Generally, MetWest Capital will invest in a security when:

- It represents a high-quality growing business that sells at a significant discount to its intrinsic value (a company's intrinsic value represents the MetWest Capital investment team's estimate of its full, or true value).

- One or more positive catalysts for change exist that MetWest Capital believes will cause investors to revalue the company's stock and close the valuation gap, generally within two to three years.

The investment team establishes a sell target when a security is purchased, based on the company's intrinsic value. As the fundamentals change over time, the team re-evaluates the sell target. MetWest Capital does not employ automatic sell rules. However, the investment team continuously re-evaluates portfolio holdings, as well as its price target for each security. A sale review of a security occurs if:

- The price approaches its sell target.

- The price declines 25% from the peak.

- The stock underperforms by 25% relative to the overall market and/or its industry.

A sale generally occurs if:

- The value potential is realized.

- Warning signs emerge of beginning fundamental deterioration.

- The valuation is no longer compelling relative to the alternatives.

The "Fund Management and Compensation-Investment Manager" section has been revised as follows:

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

BARROW, HANLEY

Barrow, Hanley, which has served as Subadviser to the Fund since March 2004, is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas. Barrow, Hanley, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Barrow, Hanley is an independent-operated subsidiary of Old Mutual Asset Management (US) group of companies. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Barrow, Hanley are:

- James S. McClure, CFA and Portfolio Manager. Mr. McClure joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. McClure serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 35 years of experience managing small cap portfolios. Mr. McClure has a BA and an MBA from the University of Texas.

- John P. Harloe, CFA and Portfolio Manager. Mr. Harloe joined Barrow, Hanley as a Principal in 1995 where he established the small cap strategy. Mr. Harloe serves as co-portfolio manager of Barrow, Hanley's Small Cap Value Equity strategy and has 31 years of experience managing small cap portfolios. Mr. Harloe has a BA and MBA from the University of South Carolina.

DONALD SMITH

Donald Smith, which has served as Subadviser to the Fund since March 2004, is located at 152 West 57th Street, 22nd Floor, New York, New York. Donald Smith, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. Donald Smith only has one line of business and thus is able to devote all of its time to managing client assets. This allows portfolio managers to conduct focused, detailed fundamental analysis of companies they invest in. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Donald Smith are:

- Donald G. Smith, Chief Investment Officer. Mr. Smith has been with Donald Smith since 1980. He began his career as an analyst with Capital Research Company. He later became Director, Vice President and Portfolio Manager of Capital Guardian Trust Company. In 1980, Mr. Smith accepted the responsibility of Chief Investment Officer of Home Insurance Company and President of Home Portfolio Advisors, Inc., which he bought in 1983 and changed the name to Donald Smith & Co., Inc. Mr. Smith received a BS in finance and accounting from the University of Illinois, an MBA from Harvard University and a JD from UCLA Law School.

- Richard L. Greenberg, CFA, is Senior Portfolio Manager and Director of Research. Mr. Greenberg has been with Donald Smith since 1981. Mr. Greenberg began his investment career at Home Insurance Company as an industry analyst, focusing primarily on the metals, banking and housing sectors. Mr. Greenberg graduated Phi Beta Kappa from SUNY (Binghamton) with a BA in psychology and received his MBA from Wharton Business School.

MDTA

Federated MDTA, LLC, an indirect subsidiary of Federated Investors, Inc., which has served as subadviser to the Fund since June 6, 2008, is located at 125 High Street, Boston, Massachusetts. MDTA, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The Fund is managed by the MDTA Investment Team, headed by David M. Goldsmith, Ph.D.

- David M. Goldsmith, Ph.D., Chief Investment Officer. Dr. Goldsmith joined MDTA in 1990. He was responsible for the initial development and launch of the Optimum Q process which drives the Federated MDT equity strategies. Dr. Goldsmith currently leads the Investment Team which is responsible for the ongoing development and implementation of the Optimum Q process. He received his A.B., Summa Cum Laude, Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D. Economics with a Concentration in Finance from Harvard University.

- Frederick L. Konopka, CFA. Mr. Konopka joined the MDTA Investment Team in 1997. As a Team Leader, he is responsible for ongoing evaluation and improvement of the research processes and software development for the Optimum Q quantitative systems focused on trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

- Daniel J. Mahr, CFA. Mr. Mahr joined the MDTA Investment Team in 2002. As a Team Leader, he is responsible for ongoing evaluation and improvement of the research processes and software development for the Optimum Q quantitative systems, including design and code reviews. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

- Douglas K. Thunen. Mr. Thunen joined the MDTA Investment Team in 2004. As a Team Leader, he is responsible for the ongoing evaluation and improvement of research processes and software development for the Optimum Q quantitative systems, including design and code reviews. He earned his B.A., Magna Cum Laude, Computer Science from Williams College and his M.Eng., Computer Science from Princeton University.

METWEST CAPITAL

MetWest Capital, which has served as Subadviser to the Fund since April 2006, is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California. Effective June 1, 2006, Evergreen Investments acquired a majority interest in MetWest Capital. Subject to the supervision of RiverSource Investments, MetWest Capital provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to MetWest Capital is headed by lead strategist Gary W. Lisenbee and Samir
Sikka:

- Gary W. Lisenbee, President and Lead Strategist. Mr. Lisenbee, who co-founded MetWest Capital in 1997, is a lead strategist for the Small Cap Intrinsic Value strategy. He has 34 years of investment industry experience. Mr. Lisenbee earned a BA in Accounting and an MA in Economics at California State University, Fullerton.

- Samir Sikka, Senior Vice President and Lead Strategist. Mr. Sikka joined MetWest Capital's investment team with a focus on the Small Cap Intrinsic Value strategy in 2006 and joined Mr. Lisenbee as lead strategist in February 2007. Mr. Sikka has 10 years of industry experience. Mr. Sikka earned a BS in Business Administration at California State University, Northridge and an MBA degree from Harvard Business School.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

S-6239-5 A (5/08)
* Valid until next update

         STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT -- MAY 9, 2008* RIVERSOURCE PARTNERS SMALL CAP VALUE FUND (MARCH 31, 2008) S-6500 AH

Franklin Portfolio Associates LLC will continue to provide services to the Fund through June 6, 2008.

Effective June 6, 2008, the information in Table 17 has been revised to add information regarding Federated MDTA, LLC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   PARENT
                                                                                  COMPANY,
          FUND                               SUBADVISER NAME                       IF ANY                 FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
 Partners Small Cap Value  Barrow, Hanley, Mewhinney & Strauss (BHMS)(a)             A           1.00% on the first $10 million,
                           (effective March 12, 2004)                                         reducing to 0.30% as assets increase
                           --------------------------------------------------------------------------------------------------------
                           Donald Smith & Co., Inc. (Donald Smith)(a)               N/A         0.60% on the first $175 million,
                           (effective March 12, 2004)                                         reducing to 0.55% as assets increase
                           --------------------------------------------------------------------------------------------------------
                           Federated MDTA, LLC (MDTA)(a) (effective June 6,          B           0.60% on the first $75 million,
                           2008)                                                              reducing to 0.50% as assets increase
                           --------------------------------------------------------------------------------------------------------
                           Metropolitan West Capital Management, LLC (MetWest        C                 0.50% on all assets
                           Capital) (effective April 24, 2006)
-----------------------------------------------------------------------------------------------------------------------------------

 (a) The fee is calculated based on the combined net assets subject to the subadviser's investment management.
 A -   BHMS is an independent-operating subsidiary of Old Mutual Asset
       Management.
 B -   Federated MDTA, LLC is an indirect subsidiary of Federated Investors,
       Inc.
 C - MetWest Capital is a majority-owned subsidiary of Evergreen Investments and Wachovia Corporation.

The information in Table 18 has been revised to add information regarding Federated MDTA, LLC.

---------------------------------------------------------------------------------------------------------------------------
                                                                                               SUBADVISORY FEES PAID
                                                                                         ----------------------------------
          FUND                                      SUBADVISER                              2007        2006        2005
---------------------------------------------------------------------------------------------------------------------------
 FOR FUNDS WITH FISCAL PERIOD ENDED MAY 31
---------------------------------------------------------------------------------------------------------------------------
 Partners Small Cap Value  BHMS                                                             970,241   1,008,072     823,441
                           ------------------------------------------------------------------------------------------------
                           Donald Smith                                                   1,180,183   1,242,221     992,659
                           ------------------------------------------------------------------------------------------------
                           Federated MDTA                                                   N/A         N/A         N/A
                           ------------------------------------------------------------------------------------------------
                           MetWest Capital                                               225,545(a)     N/A         N/A
                           ------------------------------------------------------------------------------------------------
                           Former Subadviser: Royce & Associates, LLC                       N/A      1,395,487(b)  2,287,184
                           (from inception to April 24, 2006)
                           ------------------------------------------------------------------------------------------------
                           Former Subadviser: Goldman Sachs Asset Management, L.P.           38,601  1,312,424(b)  1,599,715
                           (from Aug. 2002 to April 24, 2006)
                           ------------------------------------------------------------------------------------------------
                           Former Subadviser: Franklin Portfolio Associates               1,198,029   1,289,120     957,263
                           (from March 2004 to June 6, 2008)
---------------------------------------------------------------------------------------------------------------------------

 (a)   For the fiscal period from April 24, 2006 to May 31, 2006.
 (b)   For the fiscal period from June 1, 2005 to April 24, 2006.

The information in Table 19 has been revised to include information regarding Federated MDTA, LLC.

------------------------------------------------------------------------------------------------------------------------------
                                        OTHER ACCOUNTS MANAGED (excluding the fund)
                                   -----------------------------------------------------  OWNERSHIP   POTENTIAL
                                   NUMBER AND TYPE  APPROXIMATE TOTAL  PERFORMANCE BASED   OF FUND    CONFLICTS   STRUCTURE OF
     FUND       PORTFOLIO MANAGER    OF ACCOUNT*       NET ASSETS         ACCOUNTS(A)      SHARES    OF INTEREST  COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
 Partners       Donald Smith:      2 RICs           $1.79 billion
 Small Cap      Donald G. Smith    1 PIV            $197.0 million     None               None           (1)          (5)
 Value          ----------------   33 other         $2.83 billion
                Richard L.         accounts
                Greenberg
                --------------------------------------------------------------------------------------------------------------
                BHMS: James S.     3 RICs           $6.92 million
                McClure            1 PIV            $5.5 million       None               None           (2)          (6)
                ----------------   16 other         $811.0 million
                John P. Harloe     accounts
                --------------------------------------------------------------------------------------------------------------
                Federated MDTA:
                David
                Goldsmith(b)
                ----------------
                Douglas Thunen(b)
                ----------------
                Frederick
                Konopka(b)
                ----------------   9 RICs           $1,058.602
                Daniel Mahr(b)     4 PIVs           million
                                   47 other         $288.4 million     None               None           (3)          (7)
                                   accounts         $7,626.8 million
                --------------------------------------------------------------------------------------------------------------
                MetWest Capital:
                Gary W. Lisenbee
                ----------------   4 RICs
                Samir Sikka        4 PIVs           $326.9 million
                                   9 other          $64.2 million      None               None           (4)          (8)
                                   accounts         $58.1 million
------------------------------------------------------------------------------------------------------------------------------

 * RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
 (a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
 (b) The portfolio manager began managing the fund after its last fiscal year end, therefore reporting information is provided as of December 31, 2007.

POTENTIAL CONFLICTS OF INTEREST

(1) Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients. Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities. Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(2) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(3) As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(4) Certain conflicts of interest may arise in connection with the management of multiple portfolios and investment strategies. Potential conflicts include the allocation of investment opportunities across client accounts and the allocation of similar investments across different strategies. MetWest Capital has adopted policies and procedures designed to minimize the effects of these conflicts.

     Responsibility for managing MetWest Capital client portfolios is organized according to investment strategy. All accounts in each strategy are managed to a model portfolio, as specified by the investment team. The investment team implements the model consistently across client portfolios. Consequently, position sizes and industry and sector allocations are similar across our clients' portfolios. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For such a portfolio, the investment team determines the position(s) that comply with client requirements. This process minimizes the potential for conflicts of interest.

     MetWest Capital's allocation policy allocates all investment opportunities among clients in the fairest possible way, taking into account clients' best interests. We have adopted policies and procedures designed to ensure that allocations do not involve a practice of favoring or disfavoring any strategy, client or group of clients. Account and strategy performance is never a factor in trade allocations. When necessary, we address known conflicts of interests in our trading practices by disclosure to clients and/or in our Form ADV or other appropriate action.

     The decision to buy or sell a position in the model portfolio is based on the direction of the investment team. Once the decision is made, traders prepare the trade "blocks." All participating strategies and client portfolios (those without pending cash flows or prohibited transactions) are block-traded together, typically grouped either by custodian or trade broker according to best-execution practices. Orders are placed to ensure random fills so that no one strategy, client or group of clients is favored or disfavored on a systematic basis.

     Each portfolio/relationship manager is responsible for reviewing the blocks and implementing all buy and sell orders for his/her accounts, taking into consideration client-specific factors. Both the lead strategist and the portfolio/relationship manager review trade reports for all accounts on a daily basis.

STRUCTURE OF COMPENSATION

(5) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(6) In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi- annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst. The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(7) Dr. David Goldsmith is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the Adviser is categorized as reflecting one of several designated "Strategies." The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy's designated benchmark (i.e., with respect to the Fund's Strategy, Russell 2000 Growth Index). Dr. Goldsmith is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ. The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation. The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting. The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group. As a separate matter, pursuant to the terms of a business acquisition agreement, investment professionals hired before the acquisition may receive additional consideration based on the achievement of specified revenue targets.

(8) MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary. MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to three years). Analysts are encouraged to maintain a longterm focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance. Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm's profits.

--------------------------------------------------------------------------------
S-6500-21 A (5/08)
* Destroy June 27, 2008